Exhibit 32.2

                Certification of the Principal Financial Officer
                       Pursuant to 18 U.S.C Section 1350,

      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


      In connection with the quarterly report of A.B. Watley Group Inc. (the "Company") on Form 10-QSB for the three months ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Robert Malin, Principal Financial Officer of the Company, hereby certifies, pursuant to Exchange Act Rule 13a-14(b) or 15d-14(b) and 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 202, that:

      3. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

      4. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                 /s/ Robert Malin
                                                 ----------------
                                                 Robert Malin
                                                 Principal Financial Officer
                                                 Date: July 6, 2004